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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported)     March 27, 2001
                                                           --------------



                          JAMES RIVER BANKSHARES, INC.
             (Exact Name of registrant as specified in its charter)


          Virginia                0-26314              54-1740210
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(State or other jurisdiction    (Commission        (I.R.S. Employer
       of incorporation)        File Number)      Identification No.)



               1514 Holland Road, Suffolk, Virginia       23434
   ---------------------------------------------------------------
             (Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code       (757) 934-8100
                                                         --------------



                                       N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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Item 9. - Regulation FD Disclosure

     James River Bankshares, Inc. ("JRB") and First Virginia Banks, Inc. ("FVB") entered into an Agreement and Plan of Reorganization on March 3, 2001 (the "Agreement") pursuant to which JRB will be merged with and into FVB.
  The Agreement permitted FVB 25 days in which to conduct a due diligence review and terminate the Agreement if the review disclosed certain conditions. FVB advised JRB on March 27, 2001, that FVB completed its due diligence review of JRB and that the review did not disclose conditions that would cause FVB to terminate the transaction.

     FVB and JRB are proceeding to prepare the appropriate regulatory applications and registration/proxy statement for filing in order to consummate the transaction as soon as practicable.




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                                   SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               JAMES RIVER BANKSHARES, INC.



Date:  March 28, 2001          By    /s/ Harold U. Blythe
                                   ---------------------------------------
                                         Harold U. Blythe, President
                                         and Chief Executive Officer




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